UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2006


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


          Texas                         0-9355                    87-0352095
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

                9870 Plano Road
                 Dallas, Texas                                      75238
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

         On February 6, 2006, Cubic Energy, Inc. (the "Company") made a promissory note in favor of Tauren Exploration, Inc. ("Tauren"), an entity wholly owned by Calvin Wallen III, the Company's Chairman of the Board and Chief Executive Officer, in the amount of $1,300,000.00 (the "Note"). On March 30, 2006, the Company and Tauren agreed to amend the Note to, among other things, extend the maturity date to April 15, 2007. Reference is made to the Amendment to Promissory Note attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Amendment to Promissory Note, dated March 30, 2006.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  April 3, 2006                         CUBIC ENERGY, INC.

                                                   By: /s/Jon S. Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary